Summary Prospectus	April 30, 2020
Invesco Oppenheimer V.I. Main Street Small Cap Fund®
Series I shares and Series II shares
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated April 30, 2020 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
Investment Objective(s)
The Fund’s investment objective is to seek capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares or Series II shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.
Shareholder Fees (fees paid directly from your investment)
	Series I shares	Series II shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
...
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None
...

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Series I shares	Series II shares
Management Fees	0.68%	0.68%
...
Distribution and/or Service (12b-1) Fees	None	0.25
...
Other Expenses	0.18	0.18
...
Total Annual Fund Operating Expenses	0.86	1.11
...
Fee Waiver and/or Expense Reimbursement[1]	0.06	0.06
...
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80	1.05
...
1	Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.80% and 1.05%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreements, they will terminate on May 31, 2021. During its terms, the fee waiver agreements cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

1                                  Invesco Oppenheimer V.I. Main Street Small Cap Fund®
invesco.com/usO-VIMSS-SUMPRO-1

This Example does not represent the effect of any fees or expenses assessed in connection with your variable product, and if it did, expenses would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the contractual period above and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Series I shares	$ 82	$268	$471	$1,055
...
Series II shares	$107	$347	$606	$1,346
...
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of “small-cap” companies, and in derivatives and other instruments that have economic characteristics similar to such securities. A company’s “market capitalization” is the value of its outstanding common stock. The Fund considers small-cap companies to be those having a market capitalization in the range of the Russell 2000® Index. The capitalization range of that index is subject to change at any time due to market activity or changes in the composition of the index. The range of the Russell 2000® Index generally widens over time and it is reconstituted annually to preserve its market cap characteristics. The Fund measures a company’s capitalization at the time the Fund buys a security and is not required to sell a security if the company’s capitalization moves outside of the Fund’s capitalization definition. Although the Fund mainly invests in U.S. companies, it can invest in securities issued by companies or governments in any country.
The Fund primarily invests in common stock but may also invest in other types of securities that are consistent with its investment objective.
The portfolio managers use fundamental research to select securities for the Fund’s portfolio. While the process may change over time or vary in particular cases, in general the selection process currently uses a fundamental approach in analyzing issuers on factors such as a company’s financial performance, competitive strength and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered.
The Fund aims to maintain a broad diversification across all major eco- nomic sectors. The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.
Quantitative models are used as part of the idea generation process to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis.
In constructing the portfolio, the Fund seeks to limit exposure to so-called “top-down” or “macro” risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a “bottom-up” approach to portfolio construction.
The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers. The portfolio managers might sell a security if the price is approaching their price target, if the company’s competitive position has deteriorated or the company’s management has performed poorly, or if they have identified more attractive investment prospects.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Risks of Investing in Stocks. The value of the Fund’s portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
The prices of individual stocks generally do not all move in the same direction at the same time. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry),fund share values may fluctuate more in response to events affecting the market for those types of securities.
Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund’s policy of not concentrating its investments in any one industry.
Risks of Small-Cap Companies. Small-cap companies may be either established or newer companies, including “unseasoned” companies that have typically been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Small-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-sized company, if it realizes any gain at all.
2                                  Invesco Oppenheimer V.I. Main Street Small Cap Fund®
invesco.com/usO-VIMSS-SUMPRO-1

Risks of Quantitative Models. The portfolio managers use quantitative models as part of the security selection process. Quantitative models use portfolio construction and risk management tools to systematically evaluate individual securities based on certain factors. Such models can be adversely affected by errors or imperfections in the factors or the data on which evaluations are based, or by technical issues with construction or implementation of the model, which in any case may result in a failure of the portfolio to perform as expected or a failure to identify securities that will perform well in the future.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The Fund has adopted the performance of the Oppenheimer Main Street Small Cap Fund/VA (the predecessor fund) as the result of a reorganization of the predecessor fund into the Fund, which was consummated after the close of business on May 24, 2019 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart shows changes in the performance of the Series I shares of the Fund and the Non-Service Shares of the predecessor fund from year to year as of December 31. The performance table compares the predecessor fund’s and the Fund’s performance to that of a broad-based securities market benchmark. For more information on the benchmark used see the “Benchmark Descriptions” section of the prospectus. The bar chart and performance table below do not reflect charges assessed in connection with your variable product; if they did, the performance shown would be lower. The Fund’s (and the predecessor fund’s) past performance is not necessarily an indication of how the Fund will perform in the future.
The returns shown for periods ending on or prior to May 24, 2019 are those of the Non-Service Shares and Service Shares of the predecessor fund, and are not offered by the Fund. The Non-Service Shares of the predecessor fund were reorganized into Series I shares of the Fund and the Service Shares of the predecessor fund were reorganized into the Series II shares of the Fund after the close of business on May 24, 2019. Series I shares’ and Series II shares’ returns of the Fund will be different from the Non-Service Shares’ and the Service Shares’ returns of the predecessor fund as they have different expenses.
All performance shown assumes the reinvestment of dividends and capital gains and the effect of the Fund’s expenses.
The Series I shares and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).

Annual Total Returns
Best Quarter (ended December 31, 2011): 15.23%
Worst Quarter (ended September 30, 2011): -21.16%
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Series I shares: Inception (5/1/1998)	26.47%	7.54%	12.45%
...
Series II shares: Inception (7/16/2001)	26.13	7.27	12.17
...
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	25.52	8.23	11.83
...
Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Portfolio Managers	Title	Length of Service on the Fund
Matthew P. Ziehl	Portfolio Manager (co-lead)	2019 (predecessor fund 2009)
...
Adam Weiner	Portfolio Manager (co-lead)	2019 (predecessor fund 2013)
...
Raymond Anello	Portfolio Manager	2019 (predecessor fund 2011)
...
Joy Budzinski	Portfolio Manager	2019 (predecessor fund 2013)
...
Kristin Ketner Pak	Portfolio Manager	2019 (predecessor fund 2013)
...
Magnus Krantz	Portfolio Manager	2019 (predecessor fund 2013)
...
Raman Vardharaj	Portfolio Manager	2019 (predecessor fund 2009)
...
Purchase and Sale of Fund Shares
You cannot purchase or sell (redeem) shares of the Fund directly. Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares. For more information, see “Other Information—Purchase and Redemption of Shares” in the prospectus.
Tax Information
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through variable products, such distributions will be exempt from current taxation if left to accumulate within the variable product. Consult your variable insurance contract prospectus for additional tax information.
Payments to Insurance Companies
If you purchase the Fund through an insurance company or other financial intermediary, the Fund, the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
3                                  Invesco Oppenheimer V.I. Main Street Small Cap Fund®
invesco.com/usO-VIMSS-SUMPRO-1

4                                  Invesco Oppenheimer V.I. Main Street Small Cap Fund®
invesco.com/usO-VIMSS-SUMPRO-1